CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the use in this Post-Effective Amendment No. 31 to the Registration Statement on Form N-4 (No. 333-139760) (the “Registration Statement”) for RiverSource® Signature Variable Annuity and Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 333-290382) (the “Registration Statement") of RiverSource Guarantee Period Account (Offered under certain variable annuity contracts) (also the "Registration Statement") of our report dated February 20, 2025 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the use in the Registration Statement of our report dated April 24, 2025 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in such Registration Statement. We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 19, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the use in this Post-Effective Amendment No. 31 to the Registration Statement on Form N-4 (No. 333-139760) (the “Registration Statement”) for RiverSource® Signature Select Variable Annuity and Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 333-290382) (the “Registration Statement") of RiverSource Guarantee Period Account (Offered under certain variable annuity contracts) (also the "Registration Statement") of our report dated February 20, 2025 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the use in the Registration Statement of our report dated April 24, 2025 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in such Registration Statement. We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 19, 2025